GuideStone Funds Impact Equity Fund	Institutional GMEYX
Investor GMEZX
Summary Prospectus
May 1, 2025
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders and other information about the Fund online at GuideStoneFunds.com/Fund-Literature. You can also get this information at no cost by calling 1-888-GS-FUNDS (1-888-473-8637) or by sending an e-mail request to info@guidestone.org. If you purchase shares of the Fund through a financial intermediary, the prospectus and other information will also be available from your financial intermediary. The current prospectus and statement of additional information, dated May 1, 2025, as may be amended or supplemented from time to time, are incorporated by referenced into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective
The Impact Equity Fund seeks to provide long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Impact Equity Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Institutional Class	Investor Class
Management fee	0.63%	0.63%
Other expenses	0.26%	0.96%
Acquired fund fees and expenses	0.01%	0.01%
Total annual Fund operating expenses	0.90%	1.60%
Fee reimbursement(1)	N/A	(0.38)%
Total annual Fund operating expenses (after fee reimbursement)	0.90%	1.22%
(1)
The Adviser has agreed to reimburse expenses to the extent needed to limit total annual operating expenses (without regard to any expense reductions realized through the use of directed brokerage) excluding interest, taxes, brokerage commissions, extraordinary expenses, acquired fund fees and expenses and expenses incurred in connection with the short sales of securities to 1.21% for the Investor Class (the “Expense Limitation”). This Expense Limitation applies to Fund operating expenses only and will remain in place until April 30, 2026. If expenses fall below the levels noted above within three years from the date on which the Adviser made such reimbursement, the Fund may repay the Adviser so long as the repayment does not cause the Fund to exceed the Expense Limitation on the date on which: (i) the expenses were reimbursed; or (ii) the repayment would be made, whichever is lower. The contractual Expense Limitation can only be terminated by the Board of Directors of GuideStone Funds.

Expense Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The expense example shows the impact of fee reimbursements or repayments only for the first year and is calculated assuming total annual Fund operating expenses, prior to reimbursements or repayments, for all other periods. Finally, the example assumes that all dividends and other distributions are reinvested. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:
	Institutional Class	Investor Class
1 Year	$92	$124
3 Years	$287	$468
5 Years	$498	$835
10 Years	$1,108	$1,868

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the total annual Fund operating expenses or in the example, affect the Fund’s performance. During the most
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recent fiscal year, the Fund's portfolio turnover rate was 29% of the average value of its portfolio.
Principal Investment Strategies
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The Fund invests mainly (at least, and typically more than, 80% of its net assets, plus borrowings for investment purposes, if any) in equity securities, which may include stock, stock futures, rights, warrants or securities convertible into stock, of U.S. and foreign companies. The Fund's portfolio is diversified among a large number of companies across different industries and economic sectors.
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The Fund seeks to make investments that generate positive impact in accordance with GuideStone Capital Management, LLC’s (the “Adviser”) Christian values, alongside financial returns. The Adviser utilizes its impact framework to assess whether its investments with nonprofit organizations, and the Sub-Advisers' investments in companies, effectively promote the Adviser's three impact themes: Sanctity of Life and Spreading the Gospel; Human Dignity and Advancement; and Stewardship of God's Creation.
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The Fund is diversified with respect to equity securities possessing attractive fundamental values and strong growth prospects. A "bottom-up" approach is generally employed in selecting investments for the Fund, including consideration of, among other factors, a company's growth potential, competitive positioning, operational quality and strategy. Other factors may be considered, such as a company's historic and projected return on capital, balance sheets and financial models. Many of the companies in which the Fund invests retain their earnings to finance current and future growth.
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When selecting investments, the Adviser and/or Sub-Adviser(s) will consider whether investments promote impact goals, including, but not limited to, decent work and economic growth, good health and well-being, quality education, reduced inequalities, affordable and clean energy and responsible consumption and production.
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The Fund invests in equity securities of foreign companies in countries having economies and markets generally considered to be developed and may also invest in equity securities of foreign companies located in emerging markets.
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Equity securities of foreign companies are predominantly traded on foreign stock exchanges in foreign currencies.
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The Fund generally intends to remain diversified across countries and geographical regions, although it has the flexibility to invest a significant portion of its assets in one country or region.
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The Fund may invest to a lesser extent in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”) and other similar instruments, each of which represents ownership of underlying foreign securities denominated in currencies other than that of the country of incorporation. The Fund may invest in sponsored or unsponsored depositary receipts.
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The Fund may invest in equity securities of real estate investment trusts (“REITs”) and other real estate related companies.
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The Fund may invest in equity securities of information technology companies and companies that rely heavily on technological advances.
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The Fund may invest in initial public offerings (“IPOs”).
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The Fund may use futures, options, swaps and forwards to gain exposure to foreign markets and currencies. A Sub-Adviser may make currency investment decisions independent of its underlying security selections. The Fund may also use derivatives, including futures, options, swaps and forwards as a substitute for investing directly in an underlying asset, to increase return, to manage risk, to hedge against losses or as an alternative to selling a security short.
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The Fund may invest its uninvested cash in high-quality, short-term debt securities, which may include repurchase agreements and high-quality money market instruments, and also may invest its uninvested cash in the GuideStone Funds Money Market Fund. To the extent the Fund invests in a money market fund, it generally is not subject to the limits placed on investments in other investment companies. Generally, these securities offer less potential for gains than other types of securities.
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In addition, the Adviser may allocate assets to equity securities of other funds, pooled investment vehicles and nonprofit organizations that it believes will generate both a positive impact congruent with its Christian values and financial returns.
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The Fund uses one or more Sub-Advisers to manage its portfolio under the oversight of the Adviser. The Adviser recommends sub-adviser selections to the Board of Directors of GuideStone Funds based on a variety of qualitative and quantitative factors in an attempt to maximize return across the entire portfolio while minimizing risk to the extent possible.
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In accordance with the Adviser’s Christian values, the Fund does not invest in any company that is publicly recognized (as determined by GuideStone Financial Resources of the Southern Baptist Convention (“GuideStone Financial Resources”)) for offering products or services that are incompatible with the Christian values of GuideStone Financial Resources, including, but not limited to, those involving abortion, sexual immorality, alcohol, tobacco or gambling.
Principal Investment Risks
An investment in the Fund involves risks that can significantly affect the Fund’s performance, including Market Risk, Impact Investing Risk, Faith-Based Investing Risk, Equity Risk, Foreign Securities Risk and Growth Investing
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Risk. Descriptions of these and other principal risks of investing in the Fund are provided below. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
There is no guarantee that the equity market or the equity securities that the Fund buys will increase in value. It is possible to lose money by investing in the Fund.
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Controlling Voting Interest Risk: In accordance with the GuideStone Funds Trust Instrument, GuideStone Financial Resources will, at all times, directly or indirectly own, control or hold with power to vote at least 60% of the outstanding shares of GuideStone Funds. This means that GuideStone Financial Resources will control the vote on any matter that requires the approval of a majority of the outstanding shares of GuideStone Funds.
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Currency Risk: Changes in currency exchange rates could adversely impact investment gains or add to investment losses. Currency exchange rates can be affected unpredictably by intervention, or failure to intervene, by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. Derivative contracts on non-U.S. currencies involve a risk of loss if currency exchange rates move against the Fund.
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Depositary Receipts Risk: Investments in depositary receipts (including ADRs and GDRs) are generally subject to the same risks of investing directly in the foreign securities that they evidence or into which they may be converted, including, but not limited to, currency fluctuations and political and financial instability in the home country of a particular depositary receipt or foreign stock. In addition, securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk as there may be an imperfect correlation between the market value of depositary receipts and the underlying foreign securities. In addition, issuers underlying unsponsored depositary receipts may not provide as much information as U.S. issuers and issuers underlying sponsored depositary receipts. Unsponsored depositary receipts also may not carry the same voting privileges as sponsored depositary receipts.
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Derivatives Risk: Derivatives involve risks different from, and in some respects greater than, those associated with investing directly in securities, currencies or other instruments. Derivatives may be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the Fund. There may be imperfect correlation between a derivative and the reference instrument underlying the derivative. Derivatives involve counterparty risk, which is the risk that the other party to the derivative will fail to make required payments or otherwise comply with the terms of the derivative. That risk is generally thought to be greater with over-the-counter (OTC) derivatives than with derivatives that are centrally cleared. However, derivatives traded on organized exchanges and/or through clearing organizations involve the possibility that the futures commission merchant or clearing organization will default in the performance of its obligations. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments.
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Emerging Markets Risk: When investing in emerging markets, the risks of investing in foreign securities is heightened. Emerging markets are generally smaller, less developed, less liquid and more volatile than the securities markets of the U.S. and other developed markets. There are also risks of: greater political or economic uncertainties; an economy’s dependence on revenues from particular commodities or on international aid or development assistance; currency transfer restrictions; a limited number of potential buyers for such securities resulting in increased volatility and limited liquidity for emerging market securities; trading suspensions; and delays and disruptions in securities settlement procedures. The governments of emerging market countries may also be more unstable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, intervene in the financial markets and/or impose burdensome taxes that could adversely affect security prices. In addition, there may be less publicly available information about issuers in emerging markets than would be available about issuers in more developed capital markets, and such issuers may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy. Generally, emerging markets are located in Latin America, Eastern Europe, and Asia (excluding Japan).
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Equity Risk: Stocks and other equity securities generally fluctuate in value more than fixed income securities and may decline significantly over short time periods. There is a chance that stock prices overall will decline because stock markets tend to move in cycles with periods of rising and falling prices. The market value of a stock may fall due to changes in a company’s financial condition as well as general market, economic and political conditions and other factors.
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Faith-Based Investing Risk: The Fund invests in accordance with the faith-based investment restrictions of GuideStone Financial Resources. The Fund may not be able to take advantage of certain investment opportunities due to these restrictions, which may adversely affect
GuideStone Funds Impact Equity Fund | 3

investment performance. In evaluating an investment, the Adviser or Sub-Adviser is dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the factors relevant to a particular investment.
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Foreign Securities Risk: Obligations or securities of foreign issuers may be negatively affected by political events, economic conditions or inefficient, illiquid or unregulated markets in foreign countries. Foreign issuers may be subject to inadequate regulatory or accounting standards, which may increase investment risk. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. It may take more time to clear and settle trades involving foreign securities. In addition, securities issued by U.S. entities with substantial foreign operations or holdings can involve risks relating to conditions in foreign countries.
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Futures and Options on Futures Risk: There is a risk that the prices of futures and options on futures contracts will diverge from the prices of their underlying instruments. Futures and options prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded and from imposition of daily price fluctuation limits or trading halts. There can be no assurance that, at all times, a liquid market will exist for offsetting a futures or options contract that the Fund has previously bought or sold and this may result in the inability to close a contract when desired.
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Growth Investing Risk: Growth stocks may be more sensitive to changes in current or expected earnings than the prices of other stocks. Growth investing also is subject to the risk that the stock price of one or more companies will fall or will fail to appreciate as anticipated, regardless of movements in the securities market. Growth stocks also tend to be more volatile than value stocks, so in a declining market, their prices may decrease more than value stocks in general.
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Impact Investing Risk: The Fund’s impact investing criteria could cause it to perform differently compared to funds that do not apply such criteria. The application of impact investing criteria carries the risk that, under certain market conditions, the Fund may not be able to take advantage of certain investment opportunities due to that criteria, which may adversely affect investment performance. In evaluating an investment, the Adviser and the Sub-Advisers are dependent upon information and data that may be incomplete, inaccurate or unavailable, which could adversely affect the analysis of the impact investing factors relevant to a particular investment.
Successful application of the Fund’s impact investing strategy will depend upon the Adviser’s and each Sub-Adviser’s skill in properly identifying and analyzing impact investing issues. Investments made may not generate the amount of positive impact that was intended when the investment was made.
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Information Technology Sector Risk: Market or economic factors impacting information technology companies and companies that rely heavily on technological advances could have a significant effect on the value of the Fund’s investments. The value of stocks of information technology companies and companies that rely heavily on technology is particularly vulnerable to rapid changes in technology product cycles, rapid product obsolescence, government regulation and competition, both domestically and internationally, including competition from foreign competitors with lower production costs. Stocks of information technology companies and companies that rely heavily on technology, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market. Information technology companies are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability.
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Initial Public Offerings Risk: The Fund may invest in IPOs, which entails special risks, including limited operating history of the issuing companies, unseasoned trading and limited liquidity.
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Large Capitalization Companies Risk: There is a risk that large capitalization stocks may not perform as well as other asset classes or the U.S. stock market as a whole. Larger, more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Many larger companies may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
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Large Shareholder Transactions Risk: The Fund may experience adverse effects when certain large shareholders, including institutional accounts managed by the Adviser’s affiliates, as well as other series of GuideStone Funds (i.e., funds) that invest in the Fund, purchase or redeem large amounts of Fund shares. Such large shareholder redemptions may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s net asset value and liquidity. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would. These transactions also will increase the distribution of taxable income to shareholders if sales of portfolio investments result in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.
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Market Risk: The Fund’s value will go up and down in response to changes in the market value of its investments, sometimes rapidly and unpredictably. Market value will change due to business developments concerning a particular issuer or industry, as well as general market and economic conditions. Changes in the financial condition of a single issuer can impact the market as a whole. Geopolitical risks, including terrorism, tensions, trade disputes or open conflict between nations, or political or economic dysfunction within some nations that are major players on the world stage or major producers of oil, may lead to instability in world economies and markets, may lead to increased market volatility and may have adverse long-term effects. Local, regional or global events such as the spread of infectious illnesses or other public health issues, recessions, natural disasters or other events could have a significant impact on the Fund and its investments. In addition, markets and market participants are increasingly reliant upon information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access and similar circumstances may have an adverse impact upon a single issuer, a group of issuers or the market at-large. Additionally, legislative, regulatory, or tax developments may affect the investments or investment strategies available to the Adviser in connection with managing the Fund, which may also adversely affect the ability of the Fund to achieve its investment objective.
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Mid-Capitalization Companies Risk: Medium-sized company (i.e., mid-cap) stocks have historically been subject to greater investment risk than large company stocks. They generally are more vulnerable than larger companies to adverse business or economic developments. The risks generally associated with these companies include more limited product lines, markets and financial resources, lack of management depth or experience, dependency on key personnel and vulnerability to adverse market and economic developments. Accordingly, the prices of medium-sized company stocks tend to be more volatile than prices of large company stocks.
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Multiple Sub-Adviser Risk: Fund performance is dependent upon the success of the Adviser and the Sub-Advisers in implementing the Fund’s investment strategies in pursuit of the Fund’s investment objective. To a significant extent, the Fund’s performance will depend on the success of the Adviser’s methodology in allocating the Fund’s assets to Sub-Advisers and its selection and oversight of the Sub-Advisers. The Sub-Advisers’ investment styles may not work together as planned, which could adversely affect the performance of the Fund. In addition, because each Sub-Adviser makes its trading decisions independently, it is possible that the Sub-Advisers may purchase or sell the same security at the same time without aggregating their transactions or hold long and short positions in the same security at the same time. This may cause unnecessary brokerage and other expenses. A Sub-Adviser’s strategy may be out of favor at any time.
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Real Estate Investing Risk: Investments in real estate investment trusts ("REITS") and other real estate-related company securities will fluctuate due to factors affecting the real estate market, including, among others, interest rates, overbuilding, changes in rental fees, limited diversification and changes in law. In addition, REITs may be affected by changes in the value of the underlying properties they own and may be affected by the quality of any credit they extend. REITs are also dependent upon management skills and are subject to heavy cash flow dependency, defaults by borrowers and self-liquidation.
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Sector Concentration Risk: Although the Fund will not concentrate in any particular industry, it may be heavily invested in a particular economic sector. If the Fund focuses on one or a few sectors, its performance is likely to be disproportionately affected by developments that significantly affect that sector, including market, economic, political or regulatory developments. Individual sectors may be more volatile and may perform differently than the broader market. The Fund’s performance may also suffer if a sector does not perform as well as a Sub-Adviser expected. Prices of securities in the same sector often change collectively regardless of the merits of individual companies.
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Small- and Micro-Capitalization Companies Risk: An investment in a smaller company or fund may be more volatile and less liquid than an investment in a larger company or fund. Small companies and funds generally are more sensitive to adverse business and economic conditions than larger, more established companies and funds. Small companies and funds may have limited financial resources, management experience, markets and product diversification. The Fund’s investment in securities of start-up nonprofit organizations or funds are generally subject to greater risks than other investments.
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Warrants and Rights Risk: Because the market price of warrants may be significantly less than the current price of the underlying security, there is a greater risk that warrants may drop in value at a faster rate than the underlying security. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle their holder to purchase, and they do not represent any rights in the assets of the issuer. As a result, warrants and rights may be considered more speculative than certain other types of investments. In addition, the value of a warrant or right does not necessarily change with the value of the underlying securities. The Fund could lose the value of a warrant or right if the right to subscribe to additional shares is not exercised prior to the warrant’s or right’s expiration date. The market for warrants and rights may be very limited and there may at times not be a liquid secondary market for warrants and rights.
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Performance
The following bar chart and table illustrate the risks of investing in the Fund. The bar chart provides some indication of the risks of investing in the Fund by showing the performance and the annual total return of the Fund’s Investor Class shares. The table provides some indication of the risks of investing in the Fund by showing how the Fund’s Investor Class returns, both before and after taxes, and the Fund's Institutional Class, before taxes, compare to the performance of a broad-based securities market index, the MSCI ACWI (All Country World Index) Index - Net, during the same periods. In addition, the performance of the MSCI ACWI (All Country World Index) Growth Index - Net is provided to show how the Fund's performance compares with the returns of another securities market index that reflects the market sectors in which the Fund invests, during the same periods.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the GuideStone Funds’ website at GuideStoneFunds.com or by calling 1-888-GS-FUNDS (1-888-473-8637).

Investor Class Annual Total Returns years ended 12/31

Best Quarter:	13.24%	12/31/2023
Worst Quarter:	(7.48)%	9/30/2023

Average Annual Total Returns as of 12/31/24

	One Year	Since Inception	Inception Date
Investor Class before taxes	9.97%	11.48%	01/27/2023
Investor Class after taxes on distributions	8.31%	10.51%
Investor Class after taxes on distributions and sale of Fund shares(1)	7.16%	8.85%
Institutional Class before taxes	10.44%	11.84%	01/27/2023
MSCI ACWI (All Country World Index) Index - Net(2) (reflects no deduction for fees, expenses or taxes)	17.49%	16.28%
MSCI ACWI (All Country World Index) Growth Index - Net (reflects no deduction for fees, expenses or taxes)	24.23%	23.63%
(1)
After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 403(b) plans, 401(k) plans or individual retirement accounts (IRAs). After tax returns are shown only for the Investor Class and after tax returns for the Institutional Class will vary.
(2)
Effective December 31, 2024, the Fund incorporated this broad-based securities market index in connection with new regulatory requirements.
Management
Investment Adviser and Portfolio Managers
GuideStone Capital Management, LLC

Joshua Chastant Vice President – Portfolio Management	Since January 2024

Brandon Pizzurro President and Chief Investment Officer	Since January 2023
Sub-Advisers and Portfolio Managers
Janus Henderson Investors US LLC
Hamish Chamberlayne, CFA Head of Global Sustainable Equity and Portfolio Manager	Since January 2023
Aaron Scully, CFA Portfolio Manager	Since January 2023

Parametric Portfolio Associates LLC
Xiaozhen Li, Ph.D. Director, Private Client Direct Group	Since July 2024
James Reber(1) Managing Director, Portfolio Management	Since January 2023
Gordon Wotherspoon Managing Director, Head of Equity Separately Managed Accounts	Since July 2024

(1)
Effective August 1, 2025, James Reber will retire and will no longer serve as a portfolio manager to the Fund.
6 | GuideStone Funds Impact Equity Fund

Purchase and Sale of Fund Shares
Purchase of Fund Shares
Investor Class Shares: Any individual or entity may invest in Investor Class shares by making a minimum initial investment of $1,000 per Fund. The $1,000 initial purchase minimum applies separately to each Fund of the Trust that you own. In addition, the following minimums apply to subsequent purchases of Investor Class shares of a Fund (however, if you have implemented GuideStone Advisors’ investment advice, minimum subsequent purchase requirements do not apply):
Minimum Subsequent Purchases
Automatic Investment Plans	$100
Exchanges from another Fund	$250
Individual Retirement Accounts (“IRAs”)	$100
GuideStone Investment Accounts and Uniform Gifts/Transfers to Minors Accounts	$100
Sale of Fund Shares
The Funds’ shares are redeemable, and may be redeemed on any business day, through our website at GuideStoneFunds.com; by mail at GuideStone Funds, P.O. Box 9834, Providence, RI 02940-9886 (for overnight delivery, GuideStone Funds, c/o BNY Mellon Investment
Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581-1722); or by telephone at 1-888-GS-FUNDS (1-888-473-8637). (Purchases and redemptions by telephone are only permitted if you establish these options on your account.) You may also purchase or redeem shares of the Fund through certain other financial intermediaries. You may be charged a fee for effecting transactions through these financial intermediaries.
Tax Information
A Fund’s distributions are taxable to you as ordinary income or long-term capital gains, except when your investment in a Fund is made through a 403(b) plan, a 401(k) plan, an individual retirement account (IRA) or other tax-deferred arrangement, from which withdrawals may be taxed.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of a Fund through a broker-dealer or other financial intermediary, the Fund or its related companies may pay the intermediary for the sale of Fund shares and certain servicing and administrative functions. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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